Exhibit(n)(2)

                                                    SCHEDULE A
                                             AUTHORIZED SHARE CLASSES
                                            REVISED SEPTEMBER 29, 2003
-------------------------------------------------------------------------------------------------------------------
FUND NAME                                       A        B        C       H        I        R        1        2
-------------------------------------------------------------------------------------------------------------------
ARMADA SERIES
-------------------------------------------------------------------------------------------------------------------
International Equity Fund                       X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund                      X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                           X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Large Cap Ultra Fund                            X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                            X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                             X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index Fund                              X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Small Cap Core Fund                             X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Small Cap Growth Fund                           X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Small/Mid Cap Value Fund                        X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Small Cap Value Fund                            X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Tax Managed Equity Fund                         X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Aggressive Allocation Fund                      X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Balanced Allocation Fund                        X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Conservative Allocation Fund                    X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Bond Fund                                       X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
GNMA Fund                                       X        X        X       X        X
-------------------------------------------------------------------------------------------------------------------
High Yield Bond Fund                            X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Intermediate Bond Fund                          X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Limited Maturity Bond Fund                      X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Strategic Income Bond Fund                      X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Total Return Advantage Fund                     X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Ultra Short Bond Fund                           X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
U.S. Government Income Fund                     X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond Fund                    X        X        X       X        X
-------------------------------------------------------------------------------------------------------------------
National Tax Exempt Bond Fund                   X        X        X       X        X
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
FUND NAME                                       A        B        C       H        I        R        1        2
-------------------------------------------------------------------------------------------------------------------
ARMADA SERIES
-------------------------------------------------------------------------------------------------------------------
Ohio Tax Exempt Bond Fund                       X        X        X       X        X
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Municipal Bond Fund                X        X        X       X        X
-------------------------------------------------------------------------------------------------------------------
Government Money Market Fund                    X                                  X
-------------------------------------------------------------------------------------------------------------------
Money Market Fund                               X        X        X       X        X        X
-------------------------------------------------------------------------------------------------------------------
Ohio Municipal Money Market Fund                X                                  X
-------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax Exempt Money Market Fund       X                                  X
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market Fund                    X        X                         X
-------------------------------------------------------------------------------------------------------------------
Treasury Money Market Fund                      X                                  X
-------------------------------------------------------------------------------------------------------------------
Treasury Plus Money Market Fund                 X                                  X
-------------------------------------------------------------------------------------------------------------------
UA SERIES
-------------------------------------------------------------------------------------------------------------------
UA Emerging Markets Fund                                                                             X        X
-------------------------------------------------------------------------------------------------------------------
UA International Equity Fund                                                                         X        X
-------------------------------------------------------------------------------------------------------------------
UA Large Cap Ultra Fund                                                                              X        X
-------------------------------------------------------------------------------------------------------------------
UA Large Cap Value Fund                                                                              X        X
-------------------------------------------------------------------------------------------------------------------
UA Real Estate Fund                                                                                  X        X
-------------------------------------------------------------------------------------------------------------------
UA Small Cap Growth Fund                                                                             X        X
-------------------------------------------------------------------------------------------------------------------
UA Small/Mid Cap Value Fund                                                                          X        X
-------------------------------------------------------------------------------------------------------------------
UA High Yield Bond Fund                                                                              X        X
-------------------------------------------------------------------------------------------------------------------
UA Ultra Short Bond Fund                                                                             X        X
-------------------------------------------------------------------------------------------------------------------
UA U.S. Government Income Fund                                                                       X        X
-------------------------------------------------------------------------------------------------------------------
UA Money Market Fund                                                                                 X        X
-------------------------------------------------------------------------------------------------------------------